Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: August 31, 2010
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: September 30, 2010	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Accounting Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended August 31, 2010

Index

Combining Condensed Statements of Income (loss) and Comprehensive Income (loss) for the Month Ended August 31, 2010 and Cumulative Post-Petition Period Ended August 31, 2010	3

Combining Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	6
Note 3: Summary of Significant Accounting Policies	8
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	8
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	9
Note 6: Rejected Contracts and Related Matters	10
Note 7: General and Administrative Expenses and Reorganization Items	11

Schedules:

Schedule I Schedule of Combined Condensed Statement of Income (loss) and Comprehensive Income (loss) for the Month Ended August 31, 2010	12
Schedule II Schedule of Combined Condensed Balance Sheet as of August 31, 2010	13
Schedule III Schedule of Payroll and Payroll Taxes	14
Schedule IV Schedule of Federal, State and Local Taxes	14
Schedule V Schedule of Total Disbursements by Debtor	23
Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	33
Schedule VII Status of Mortgages Payable For Debtors	34
Schedule VIII Chapter 11 Retained Professionals Detail	37
Schedule IX Schedule of Non-Noticed and De Minimis Asset Sales	38
Schedule X Debtors Questionnaire	39

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Unconfirmed Entities	Post-Confirmation Entities	Total for All Debtors	Cumulative All Debtors
	Month Ended	Month Ended	Month Ended	Post-Petition Period
	August 31, 2010	August 31, 2010	August 31, 2010	Ended August 31, 2010
		(In thousands, except for
		per share amounts)
Revenues:
Minimum rents	$8,702	$126,290	$134,992	$2,277,476
Tenant recoveries	2,472	60,257	62,729	1,022,169
Overage rents	128	3,008	3,136	58,542
Land and condominium sales	3,504	—	3,504	71,282
Management fees and other corporate revenues	951	—	951	13,871
Other	505	4,648	5,153	90,110

Total revenues	16,262	194,203	210,465	3,533,450

Expenses:
Real estate taxes	1,143	18,397	19,540	327,669
Property maintenance costs	745	7,104	7,849	139,147
Marketing	139	3,122	3,261	40,696
Ground and other rents	294	800	1,094	19,407
Other property operating costs	4,885	35,902	40,787	594,222
Land and condominium sales operations	3,092	—	3,092	141,735
Provision for doubtful accounts	395	1,068	1,463	30,876
Property management and other costs	762	8,113	8,875	135,493
General and administrative	2,216	—	2,216	67,112
Provisions for impairment	91	—	91	830,420
Depreciation and amortization	3,448	45,439	48,887	821,994

Total expenses	17,210	119,945	137,155	3,148,771

Operating (loss) income	(948)	74,258	73,310	384,679

Interest (expense) income, net	(23,659)	(68,700)	(92,359)	(1,578,753)

Income (loss) before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(24,607)	5,558	(19,049)	(1,194,074)
Benefit (provision) from income taxes	199	(179)	20	(22,126)
Equity in income of Real Estate Affiliates	9,102	—	9,102	130,349
Reorganization items	(30,022)	130	(29,892)	95,889

Net (loss) income	(45,317)	5,509	(39,808)	(989,951)
Allocation to noncontrolling interests	(509)	—	(509)	5,035

Net (loss) income attributable to common stockholders	$(45,826)	$5,509	$(40,317)	$(984,916)

Basic and Diluted (Loss) Income Per Share:	$(0.14)	$0.02	$(0.12)	$(3.13)
Dividends declared per share	$—	$—	$—	$0.19

Comprehensive (Loss) Income, Net:
Net (loss) income attributable to common stockholders	$(45,826)	$5,509	$(40,317)	$(984,916)
Other comprehensive (loss) income, net:
Unrealized gains, net of unrealized losses, on financial instruments	(1,586)	—	(1,586)	22,603
Accrued pension adjustment	(101)	—	(101)	813
Foreign currency translation	695	—	695	46,091
Unrealized gains on available-for-sale securities	—	—	—	83

Other comprehensive (loss) income, net	(992)	—	(992)	69,590

Comprehensive (loss) income attributable to common stockholders	$(46,818)	$5,509	$(41,309)	$(915,326)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
BALANCE SHEET
(UNAUDITED)

	Unconfirmed	Post-Confirmation	Combined All
	Entities as of	Entities as of	Debtors as of
	August 31, 2010	August 31, 2010	August 31, 2010
		(Dollars in thousands)
Assets:
Investment in real estate:
Land	$216,452	$2,687,041	$2,903,493
Buildings and equipment	1,073,134	17,826,907	18,900,041
Less accumulated depreciation	(277,165)	(3,791,008)	(4,068,173)
Developments in progress	244,090	112,668	356,758

Net property and equipment	1,256,511	16,835,608	18,092,119
Investment in and loans to/from Unconsolidated Real Estate Affiliates	374,607	6,403	381,010
Investment property and property held for development and sale	1,329,984	—	1,329,984
Investment in controlled non-debtor entities	4,067,865	58,889	4,126,754

Net investment in real estate	7,028,967	16,900,900	23,929,867
Cash and cash equivalents	566,903	5,386	572,289
Accounts and notes receivable, net	20,894	288,739	309,633
Goodwill	199,664	—	199,664
Deferred expenses, net	25,570	169,563	195,133
Prepaid expenses and other assets	275,797	312,810	588,607

Total assets	$8,117,795	$17,677,398	$25,795,193

Liabilities and Equity:
Mortgages, notes and loans payable	$405,741	$13,862,090	$14,267,831
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,806	—	32,806
Deferred tax liabilities	831,438	—	831,438
Accounts payable and accrued expenses	658,856	461,758	1,120,614

Liabilities not subject to compromise	1,928,841	14,323,848	16,252,689
Liabilities subject to compromise	7,723,498	95,249	7,818,747

Total liabilities	9,652,339	14,419,097	24,071,436

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	17,395	—	17,395

Total redeemable noncontrolling interests	138,151	—	138,151

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 381,842,071 shares issued as of August 31, 2010	3,188	—	3,188
Additional paid-in capital	4,460,972	(610,322)	3,850,650
Retained earnings (accumulated deficit)	(6,082,005)	3,868,611	(2,213,394)
Accumulated other comprehensive income (loss)	4,756	12	4,768
Less common stock in treasury, at cost, 1,449,939 shares as of August 31, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	(1,689,841)	3,258,301	1,568,460
Noncontrolling interests in consolidated real estate affiliates	17,146	—	17,146

Total equity	(1,672,695)	3,258,301	1,585,606

Total liabilities and equity	$8,117,795	$17,677,398	$25,795,193

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April 2009 MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May 2009 MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption; and covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management, cash collateral, alternative dispute resolution, settlement of pre-petition mechanics liens and department store transactions.
On May 14, 2009, the Bankruptcy Court issued an order authorizing certain of the Debtors to enter into a Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement among the Company, as co-borrower, GGP Limited Partnership, as co-borrower, certain of their subsidiaries, as guarantors, UBS AG, Stamford Branch, as agent, and the lenders party thereto (the “DIP Facility”). The DIP Facility closed on May 15, 2009, provided for an aggregate commitment of $400.0 million (the “DIP Term Loan”) and was used to repay $215.0 million of short-term secured debt and to provide additional liquidity to the Debtors during the pendency of their Chapter 11 Cases. The DIP Facility provided that principal outstanding on the DIP Term Loan bear interest at an annual rate equal to LIBOR (subject to a minimum LIBOR floor of 1.5%) plus 12%.
On July 23, 2010, pursuant to an authorizing order from the Bankruptcy Court, certain of the Debtors entered into new Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement among the Company, as co-borrower, GGP Limited Partnership, as co-borrower, certain of their subsidiaries, as guarantors, Barclays Capital, as the sole arranger, Barclay and Bank, PLC, as the Administrative Agent and Collateral Agent and the lenders party thereto (the “New DIP Facility”). The New DIP Facility provides for an aggregate commitment of $400.0 million (the “New DIP Term Loan”), which was used to refinance the DIP Term Loan. The New DIP Facility provides that principal outstanding on the New DIP Term Loan bear interest at an annual rate equal to 5.5% and matures at the earlier of May 16, 2011 or the effective date of a plan of reorganization of the TopCo Debtors (as defined below).
Subject to certain conditions precedent, the Company has the right to elect to repay all or a portion of the outstanding principal amount of the New DIP Term Loan, plus accrued and unpaid interest thereon by

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
issuing common stock of the GGP (“New GGP”) at the date of GGP’s emergence from bankruptcy to the lenders (the “Equity Conversion”). Any Equity Conversion will be limited to the lenders’ receipt of New GGP common stock equaling no more than (1) 8.0% of the New GGP common stock distributed in connection with the Debtors’ plan of reorganization, on a fully-diluted basis, or (2) 9.9% of the New GGP common stock actually distributed in connection with the plan of reorganization on the effective date of such plan, without giving effect to common stock held back for the payment of contingencies. The New DIP Credit Agreement contains customary covenants, representations and warranties, and events of default. The Plan provides for the repayment of the New DIP Term Loan in full, including accrued interest.
Through August 31, 2010, of the total 388 Debtors with approximately $21.83 billion of debt that filed for Chapter 11 protection, 260 Debtors owning 145 properties with $14.79 billion of secured mortgage loans filed consensual plans of reorganization and emerged from bankruptcy (the “Emerged Debtors”). The effectiveness of the plan of reorganization and emergence from bankruptcy of two additional Debtors (owning one property with $95.0 million of debt) occurred on September 2, 2010. During the eight months ended August 31, 2010, 147 Debtors owning 95 properties with $10.13 billion of secured mortgage debt emerged from bankruptcy, while 113 Debtors owning 50 properties with $4.66 billion secured debt had emerged from bankruptcy as of December 31, 2009.
GGP, along with the other 125 Debtors still in bankruptcy (the “TopCo Debtors”), filed its plan of reorganization and accompanying disclosure statement (the “TopCo Plan”) on July 13, 2010. On August 19, 2010, the Bankruptcy Court approved the disclosure statement, as amended, contained in the TopCo Plan, and set October 21, 2010 as the date for a hearing regarding confirmation of such TopCo Plan.
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial or registration statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
Until the TopCo Plan is confirmed, there will continue to be substantial doubts about the ability of the combined Debtors to continue as a going concern. The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors was, or continues to be, operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Liabilities

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
not subject to compromise include: (1) liabilities held by Non-Debtor and Track 1 Debtor entities that have emerged from bankruptcy protection; (2) liabilities incurred after the Petition Date; (3) pre-Petition Date liabilities that the Track 1 Debtors and the remaining debtors expect to pay in full, even though certain of these amounts may not be paid until after the applicable Debtor’s plan of reorganization is effective; and (4) liabilities related to pre-petition contracts that affirmatively have not been rejected. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid; such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
Unsecured liabilities not subject to compromise as of August 31, 2010 with respect to the Emerged Debtors are reflected at the current estimate of the probable amounts to be paid. However, the amounts of such unsecured liabilities related to the associated liabilities not subject to compromise resolved or allowed by the Bankruptcy Court (and therefore paid at 100% pursuant to the plans of reorganization of the Emerged Debtors) has not yet been determined. In such regard, during February 2010, payments commenced on the Emerged Debtor claims, a process expected to continue for several months as the amounts to be allowed are confirmed by the Bankruptcy Court. With respect to secured liabilities, GAAP bankruptcy guidance provides that Emerged Debtor mortgage loans should be recorded at their estimated Fair Value upon emergence. A cumulative discount of approximately $319.0 million was recorded on such $10.05 billion of secured debt that emerged in the first and second quarters of 2010, with the resulting gain classified as a reorganization item. Additional gains are expected to be recorded in the remainder of 2010 with respect to loans and other debt related to the Debtors that have emerged or will emerge from bankruptcy in the remainder of 2010.
Of the Emerged Debtors, we have identified 13 properties (the “Special Consideration Properties”) as underperforming retail assets. Pursuant to the terms of the agreements with the lenders for these properties, the Debtors have until two days following emergence of the TopCo Debtors to determine whether the collateral property for these loans should be deeded to the respective lender or the property should be retained with further modified loan terms. Prior to emergence of the TopCo Debtors, all cash produced by the property is under the control of respective lenders and we are required to pay any operating expense shortfall. In addition, prior to emergence of the TopCo Debtors, the respective lender can change the manager of the property or put the property in receivership and GGP has the right to deed the property to the lender. Generally accepted accounting principles state that an entity may choose to elect the fair value option for an eligible item only on the date of the event that requires Fair Value measurement. As each of the Special Consideration Properties emerged from Bankruptcy, we elected to measure and report the mortgages related these properties at Fair Value from the date of emergence because the Debtor entities of the Special Consideration Properties have the right to return the properties to the lenders in full satisfaction of the related debt. Accordingly, the Fair Value of the mortgage liability should not exceed the Fair Value of the underlying property.
Of the Special Consideration Properties, five of the properties had emerged as of December 31, 2009 for which we recorded a gain in reorganization items of $54.2 million for the year ended December 31, 2009, while the remaining eight properties emerged during the three months ended March 31, 2010 for which we recorded a gain in reorganization items of $69.3 million. Any subsequent changes in the Fair Value of the mortgages related these properties will be recorded in interest expense as these entities have emerged from Chapter 11 bankruptcy protection. We have commenced the process to deed three of these properties to their respective lenders, and we have reached an agreement in principle with the lenders for two of such properties that provides that the respective deed transfers will occur by October 31, 2010. However, such process is subject to a number of milestones and legal proceedings and therefore, there can be no assurance that such agreement in principle will be consummated, and the dates of deed transfer for the remaining properties cannot be currently estimated. When these or the other deed transfers occur, no significant gain or loss is expected to result.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Combining condensed income statement and balance sheets have been presented as of August 31, 2010 with separate columns for the segregation of Debtors for which plans of reorganization have been approved (“Post-Confirmation Entities”) by the Bankruptcy Court versus those that have yet to file consensual or non-consensual plans of reorganization (“Unconfirmed Entities”). With respect to the Unconfirmed Entities, property management and other costs reflect reimbursements of costs allocated to the Post-Confirmation Entities. This presentation does not affect the presentation of other schedules as all original Debtors are included in this separate presentation where denoted. As of August 31, 2010, the Post-Confirmation Entities include 262 Debtors while the Unconfirmed Entities include 126 Debtors.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such balances are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statements of position in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have been made for such purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2009, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010 (the “2010 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2010 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2010 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 1 “Organization” and Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2009 Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2010 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. In addition, for the Debtors that have emerged from bankruptcy, the centralized cash management system was incorporated into their plans of reorganization and secured mortgage loan modifications. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
account. Finally, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
On August 31, 2010, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on the centralized GGPLP cash management account described above, were $0.79 million. In addition, as of August 31, 2010, the aggregate cash balance held by the Debtors upon which the first-lien holders have such lien rights was approximately $207.9 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

All Debtors as of
August 31, 2010
(In thousands)
Below-market ground leases	$180,413
Security and escrow deposits	102,669
Prepaid expenses	97,598
Real estate tax stabilization agreement	68,991
Receivables — finance leases and bonds	55,485
Special Improvement District receivable	48,728
Above-market tenant leases	18,661
Deferred tax, net of valuation allowances	7,933
Other	8,129

Total prepaid expenses and other assets	$588,607

The components of combined security and escrow deposits of the Debtors are summarized as follows:

All Debtors as of
August 31, 2010
(In thousands)
Utility and other security deposits	$35,449
Operating funds — restricted	20,264
Real estate tax escrows	11,823
Construction/major maintenance reserves	2,517
Collateralized letters of credit and other credit support	1,909
Other miscellaneous escrows	30,707

Total security and escrow deposits	$102,669

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at August 31, 2010, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

All Debtors as of
August 31, 2010
(In thousands)
Accrued interest	$538,955
Accounts payable and accrued expenses	367,714
Contingent purchase price liability	230,000
Uncertain tax position liabilities	217,556
Accrued payroll and other employee liabilities	193,339
Accrued real estate taxes	85,060
Construction payable	69,123
Deferred gains/income	77,833
Below-market tenant leases	44,915
Unapplied cash receipts	33,265
Accounts payable to affiliates	(105,852)
Other	162,288

Total accounts payable and accrued expenses	1,914,196
Less: amounts not subject to compromise	(1,120,614)

Total accounts payable and accrued expenses subject to compromise	$793,582

The following table summarizes the amounts of LSTC (see Note 2) at August 31, 2010:

(In thousands)
Mortgages and secured notes	$498,688
Unsecured notes	6,526,477
Accounts payable and accrued expenses	793,582

Total liabilities subject to compromise	$7,818,747

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors may consider the rejection of certain of such contracts (except for our operating property tenant leases), no contracts have been rejected relating to the plans of reorganization of the Emerged Debtors. Additional claims related to executory contracts have been recorded by the Debtors based on analysis relating to the emergence of Debtors and compliance with applicable accounting guidance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	August 31, 2010	August 31, 2010
	(In thousands)
Insider compensation	$808	$16,953
Public Company expense (1)	209	10,613
Travel, entertainment, insurance and other	1,199	39,546

Total general and administrative	$2,216	$67,112

(1)	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items income (expense)	August 31, 2010	August 31, 2010
	(In thousands)
(Losses) gains on liabilities subject to compromise — vendors (1)	$(739)	$14,473
Gains on liabilities subject to compromise — mortgage debt (2)	—	661,174
Interest income (3)	26	172
U.S. Trustee fees (4)	(294)	(7,977)
Restructuring costs — Chapter 11 Retained Professionals (5)	(12,129)	(184,563)
Restructuring costs — including other professional fees (6)	(16,756)	(387,390)

Total reorganization items	$(29,892)	$95,889

(1)	This amount includes gains from repudiation, rejection or termination of contracts or guarantee of obligations. Such gains reflect agreements reached with certain critical vendors, which were authorized by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Such cumulative gains include $38.0 million resulting from the write off of existing Fair Value of debt adjustments for the entities that emerged from bankruptcy for the post-petition period ended August 31, 2010.

(3)	Interest income primarily reflects amounts earned on cash accumulated as a result of our Chapter 11 cases.

(4)	Estimate of fees due remain subject to confirmation and review by the Office of the United States Trustee (“U.S. Trustee”).

(5)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(6)	Restructuring costs primarily include professional fees incurred related to the bankruptcy filings and; finance costs incurred by and the write off of unamortized deferred finance costs related to the Emerged Debtors.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended August 31, 2010
			Combined
	Debtors	Eliminations	All Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$134,998	$(6)	134,992
Tenant recoveries	62,712	17	62,729
Overage rents	3,136	—	3,136
Land and condominium sales	3,504	—	3,504
Management fees and other corporate revenues	951	—	951
Other	5,153	—	5,153

Total revenues	210,454	11	210,465

Expenses:
Real estate taxes	19,540	—	19,540
Property maintenance costs	7,849	—	7,849
Marketing	3,261	—	3,261
Ground and other rents	1,094	—	1,094
Other property operating costs	40,787	—	40,787
Land and condominium sales operations	3,092	—	3,092
Provision for doubtful accounts	1,463	—	1,463
Property management and other costs	8,881	(6)	8,875
General and administrative	2,216	—	2,216
Provisions for impairment	91	—	91
Depreciation and amortization	48,887	—	48,887

Total expenses	137,161	(6)	137,155

Operating income	73,293	17	73,310

Interest (expense) income, net	(92,359)	—	(92,359)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(19,066)	17	(19,049)
Provision for income taxes	20	—	20
Equity in income of Real Estate Affiliates	(402)	9,504	9,102
Reorganization items	(29,892)	—	(29,892)

Net (loss) income from continuing operations	(49,340)	9,521	(39,819)
Discontinued operations — loss on dispositions	11	—	11

Net (loss) income	(49,329)	9,521	(39,808)
Allocation to noncontrolling interests	(1,478)	969	(509)

Net (loss) income attributable to common stockholders	$(50,807)	$10,490	$(40,317)

Basic and Diluted Earnings Per Share:	$(0.15)	$0.03	$(0.12)

Comprehensive (Loss) Income, Net:
Net (loss) income attributable to common stockholders	$(50,807)	$10,490	$(40,317)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	(1,763)	177	(1,586)
Accrued pension adjustment	(136)	35	(101)
Foreign currency translation	1,022	(327)	695
Unrealized losses on available-for-sale securities	(1)	1	—

Other comprehensive income (loss), net	(878)	(114)	(992)

Comprehensive (loss) income attributable to common stockholders	$(51,685)	$10,376	$(41,309)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended August 31, 2010
			Combined All
	Debtors	Eliminations	Debtors
		(In thousands)
Assets:
Investment in real estate:
Land	$2,903,493	$—	$2,903,493
Buildings and equipment	18,900,041	—	18,900,041
Less accumulated depreciation	(4,068,173)	—	(4,068,173)
Developments in progress	380,899	(24,141)	356,758

Net property and equipment	18,116,260	(24,141)	18,092,119
Investment in and loans to/from Unconsolidated Real Estate Affiliates	601,127	(220,117)	381,010
Investment property and property held for development and sale	1,306,108	23,876	1,329,984
Investment in controlled non-debtor entities	15,593,446	(11,466,692)	4,126,754

Net investment in real estate	35,616,941	(11,687,074)	23,929,867
Cash and cash equivalents	560,486	11,803	572,289
Accounts and notes receivable, net	309,690	(57)	309,633
Goodwill	199,664	—	199,664
Deferred expenses, net	195,133	—	195,133
Prepaid expenses and other assets	1,015,097	(426,490)	588,607

Total assets	$37,897,011	$(12,101,818)	$25,795,193

Liabilities and Equity:
Mortgages, notes and loans payable	$14,267,831	$—	$14,267,831
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,806	—	32,806
Deferred tax liabilities	831,438	—	831,438
Accounts payable and accrued expenses	1,144,715	(24,101)	1,120,614

Total liabilities not subject to compromise	16,276,790	(24,101)	16,252,689
Liabilities subject to compromise	8,264,894	(446,147)	7,818,747

Total liabilities	24,541,684	(470,248)	24,071,436

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	102,102	(84,707)	17,395

Total redeemable noncontrolling interests	222,858	(84,707)	138,151

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 381,842,071 shares issued as of August 31, 2010	3,188	—	3,188
Additional paid-in capital	14,342,750	(10,492,100)	3,850,650
Retained earnings (accumulated deficit)	(1,158,744)	(1,054,650)	(2,213,394)
Accumulated other comprehensive loss	4,881	(113)	4,768
Less common stock in treasury, at cost, 1,449,939 shares as of August 31, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	13,115,323	(11,546,863)	1,568,460
Noncontrolling interests in consolidated real estate affiliates	17,146	—	17,146

Total equity	13,132,469	(11,546,863)	1,585,606

Total liabilities and equity	$37,897,011	$(12,101,818)	$25,795,193

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended August 31, 2010

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
	(In thousands)
$17,049	$3,894	$944

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on August 27, 2010.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	August 31, 2010	August 31, 2010
	(In thousands)
Federal and state income taxes	$18,985	$30

State and local taxes:
Property *	85,060	23,951
Sales and use	1,798	1,251
Franchise	1,062	91
Other	682	144

Total state and local taxes	88,602	25,437

Total taxes	$107,587	$25,467

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2010	August 31, 2010
	(In thousands)
10 Columbia Corp Ctr	$—	$—
10000 Covington Cross	—	15
10000 W Charleston	—	27
10190 Covington Cross	—	40
1120/40 Twon Ctr Dr	—	50
1160/80 Town Ctr Dr	—	50
1201/41 Tn Ctr Dr 2nd U3	—	—
1201/41 Town Ctr Dr	—	38
1201/41 Twn Ctr Dr FS U2	—	—
1240 Ala Moana Blvd	—	—
1251/81 Town Ctr Dr	—	10
1551 Hillshire Drive	—	39
1635 Village Ctr Circle	—	19
1645 Village Ctr Circle	—	24
20 Columbia Corp Ctr	—	—
30 Columbia Corp Ctr	—	—
40 Columbia Corp Ctr	—	—
50 Columbia Corp Ctr	—	—
60 Columbia Corp Ctr	—	—
9901/21 Covington Cross	—	25
9950/80 Covington Cross	—	24
Ala Moana Ctr	2,679	—
Ala Moana Pacific	—	—
Ala Moana Plaza	—	—
Ala Moana Tower	—	—
Alameda Plaza	125	—
Animas Valley	157	—
Apache Mall	284	—
Arizona Center	90	—
Arizona Center Cinem	24	—
Arizona Center Off	47	—
Arizona Center One	298	—
Arizona Center Other	—	—
Arizona Center Parki	95	—
Arizona Center Two	388	—
Arizona Ctr Garden Off	24	—
Arizona Ctr W Prkng Lot	—	—
Augusta Anchor Acq	238	—
Augusta Mall	482	—
Austin Bluffs	37	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2010	August 31, 2010
	(In thousands)
Austin Mall Ltd Part.	—	—
Bailey Hills Village	3	—
Baltimore Center Associates LP	—	—
Baskin Robbins	4	—
Bay City	—	—
Bayshore	64	33
Beachwood Place	2,641	—
Bellis Fair	101	—
Birchwood	—	—
Boise Towne Plaza	157	—
Boise Towne Square	1,348	—
Boise Twne Squ Anch Acq	57	—
Brass Mill Center	—	—
Brass Mill Commons	—	—
Burlington Town Ctr	—	148
Burlington Town Offi	—	26
Cache Valley Mall	171	—
Cache Valley Marktpl	75	—
Calendonian Holding	—	—
Canyon Point	—	42
Capital	198	—
Century	65	—
Chapel Hills	811	—
Chico Mall	103	—
Chula Vista	134	—
Collin Creek	1,181	—
Collin Creek-Dillards	—	—
Colony Square	260	—
Columbia Mall (MO)	358	—
Columbiana	1,004	—
Coronado Center	527	2
Corporate Pointe #2	—	—
Corporate Pointe #3	—	—
Cottonwood Mall	195	—
Cottonwood Square	28	—
Country Hills Plaza	92	—
Crossing Bus Ctr #6	—	28
Crossing Bus Ctr #7	—	39
Crossroads Ctr (MN)	500	—
Deerbrook	854	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2010	August 31, 2010
	(In thousands)
Deerbrook Mall Anchor Acq	47	—
Division Crossing	40	—
Eagle Ridge	361	—
Eastridge (CA)	242	—
Eastridge Mall (WY)	175	—
Eastridge Shopping Center LLC	—	—
Eden Prairie	669	—
Eden Prairie Ctr Anch	38	—
Elk Grove Promenade	233	—
Fairwood Dev Corp Share	—	—
Fallbrook Center	260	—
Faneuil Hall Marketplace LLC	—	—
Fashion Place	580	—
Fashion Place Anchor Acq	38	—
Fashion Show	—	715
Foothills Mall	619	—
Foothills Mall	—	—
Fort Union	45	—
Four Seasons Town Ctr	1,148	—
Fox River	992	—
Fremont Plaza	—	27
Gateway	163	—
Gateway Crossing	159	—
Gateway Overlook	—	—
GGP Ala Moana LLC	—	6,003
GGPLP-Shared	1,321	—
Glenbrook Sq Anchor Acq	220	—
Glenbrook Square	5,401	—
Grand Teton Mall	562	—
Grand Teton Plaza	124	—
Grand Traverse	—	—
Greengate Mall, Inc	—	—
Greenwood	326	—
Halekauwila Bldg	—	—
Halsey Crossing	13	—
Harborplace	—	—
HRDLC-Benson Ground Lse	—	—
Hughes Summerlin Other	—	—
Hulen Mall	1,404	—
Jordan Creek Town Ctr	5,073	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2010	August 31, 2010
	(In thousands)
Kapiolani Properties	—	713
Kendall Town Center	590	—
Knollwood	103	—
Lakeside Mall	—	1,282
Lakeview Square	(35)	616
Landmark	88	—
Lansing Mall	189	—
Lincolnshire Commons	308	203
Lockport	19	—
Lynnhaven Mall	411	—
Mall Bluffs	1,870	—
Mall of Louisiana	823	—
Mall of Louisiana Pwr Ctr	102	—
Mall St Vincent	417	—
Mall St. Matthews	522	—
Market Place	1,171	822
Mayfair	3,081	—
Mayfair Bank	213	—
Mayfair Mall LLC	—	—
Mayfair North	223	—
Mayfair Prof	85	—
Mayfair-Aurora Hlth CtrSht	203	—
Metro Plaza-Office	—	—
Moreno	109	—
Neighborhood Stores	—	—
New Orleans Riverwalk, Ltd	—	—
Newgate	513	—
Newgate Mall Land	—	—
Newpark	134	—
NewPark Mall Anchor Acq	20	—
North Plains Mall	41	—
North Point	1,637	—
North Star Mall	2,597	—
North Star Mall Anch Acq	235	—
North Town Mall	195	—
Northgate	440	—
Northridge	419	—
Oakwood Center (LA)	305	—
Oakwood Mall (WI)	827	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2010	August 31, 2010
	(In thousands)
Oglethorpe	264	—
Orem Plaza Ctr St	49	—
Orem Plaza State St	24	—
Other Hughes Properties	—	—
Oviedo Marketplace	450	—
Owings Mills — HQ BS	—	—
Owings Mills Mall	—	—
Owings Mills Off Alloc	—	—
Oxmoor Center	501	—
Park City	—	3,142
Park Meadows	—	—
Park Place	784	33
Park West	763	—
Parking Lot-932	—	—
PDC Holding LLC	—	—
Peachtree Mall	987	—
Pecanland Mall	430	—
Pecanland Mall Anchor Acq	34	—
Piedmont	38	—
Pierre Bossier	156	—
Pine Ridge Mall	237	—
Pioneer Place	107	—
Pioneer Place Exp	112	—
Pioneer Tower	136	—
Pioneer Tower Garage	18	—
Plaza 800	—	30
Plaza 9400	101	—
Prince Kuhio	42	254
Providence Place	33	—
Provo Plaza	29	—
Rascap Realty, Ltd	—	—
Red Cliffs Mall	142	—
Red Cliffs Plaza	40	—
Redlands Promenade	16	—
Regency	908	—
Retail at Residential	—	—
Ridgedale Center	617	—
Ridgely Building	—	—
Rio West	141	—
River Falls	931	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2010	August 31, 2010
	(In thousands)
River Hills	1,762	—
River Pointe Plaza	65	—
Riverlands	40	—
Riverside Plaza	104	—
Rivertown	—	1,923
Riverwalk Marketplace-	—	—
Rogue Valley Mall	134	—
Rouse Arizona Center LLC	—	—
Rouse Si Shopping Ctr (Si)	—	—
S St. Marketplace Theater	170	—
Saint Louis Galleria	2,657	—
Saint Louis Galleria Anch	54	—
Salem Center	94	—
Seaport Marketplace, Inc	—	—
Sikes Senter	781	—
Silver Lake Mall	140	—
Sooner	274	—
Southlake	706	—
Southland Center	313	—
Southland Mall	276	—
SouthShore	13	—
Southwest Off l	113	—
Southwest Off ll	36	—
Southwest Plaza	1,565	—
Southwest Plaza LLC	—	—
Spring Hill	1,467	1,078
Steeplegate	—	—
Stonestown Galleria	513	—
Stonestown Land	—	—
Stonestown Medical	37	—
The Boulevard	—	—
The Bridges @ Mint Hill	13	—
The Commons Foothills	21	—
The Crossroads (MI)	—	—
The Gallery Harbor-Gar	511	—
The Gallery Harborplace	—	—
The Grand Canal	67	408
The Hughes Corp	—	—
The Maine Mall	8	856
The Mall @ Sierra Vista	299	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2010	August 31, 2010
	(In thousands)
The Pines	165	—
The Plaza Foothills	51	—
The Shoppes @ Palazzo	21	211
The Shoppes at Detroit Gwy	—	—
The Shops @ Summerlin Ctre	88	116
The Shops Fallen Timbers	1,234	4
The Shops Foothills	82	—
The Village Cr Keys Off	—	—
The Village Cross Keys	—	—
The Village of Redlands	34	—
The Woodlands Anch Acq	81	—
Three Rivers Mall	34	—
Toshiba Hawaii, Inc	—	—
Town East	2,207	—
TRCLP	—	—
Tucson 4646 Outparcel	20	—
Tucson 4848 Outparcel	27	—
Tucson Anc Acq	42	—
Tucson Mall	581	—
Twin Falls Crossing	23	—
Tysons Galleria	413	—
University Crossing	167	—
Valley Hills	809	—
Valley Plaza Anchor Acq	—	—
Valley Plaza Mall	197	—
Victoria Ward Limited	—	2,966
Victoria Ward Shr Op	—	—
Vill Square-Ret PH III	—	—
Village-Jordan Creek	1,333	—
Visalia Mall	77	—
Vista Commons	—	33
Vista Ridge	1,255	—
Ward Entertainment Ctr-	—	—
Ward Gateway Ctr	—	—
Ward Gateway-Industrial-Villag	—	—
Ward Industrial Ctr	—	—
Ward Plaza	—	—
Ward Plaza Warehouse LLC	—	1
Ward Village	—	—
Ward Village Shops	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	August 31, 2010	August 31, 2010
	(In thousands)
Ward Warehouse	—	—
Washington Park	112	—
West Valley	155	—
Westwood	43	—
White Marsh LP Share	—	—
White Marsh Mall	—	—
White Mountain Mall	74	—
Willowbrook (NJ)	154	1,836
Woodbridge Center	—	—
Woodlands	1,025	—
Woodlands	83	—
Woodlands Village	73	—
Yellowstone Square	70	—

	$85,060	$23,951

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2010
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,666
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	4
Lockport L.L.C.	09-11966	14
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	972
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	122
GGP-Grandville L.L.C.	09-11971	3,306
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	63
La Place Shopping, L.P.	09-11974	179
GGP-Tucson Land L.L.C.	09-11975	4
Tucson Anchor Acquisition, LLC	09-11976	14
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	43,843
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	1
Rouse Company LP, The	09-11983	4,367
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	408
Alameda Mall Associates	09-11986	1,587
Bay Shore Mall Partners	09-11987	468
Chico Mall, L.P.	09-11988	132
Lansing Mall Limited Partnership	09-11989	522
GGP-Pecanland, L.P.	09-11990	626
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	656
South Shore Partners, L.P.	09-11993	40
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	1
Ho Retail Properties I Limited Partnership	09-11997	631
New Orleans Riverwalk Associates	09-11998	373
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	532
White Marsh Mall Associates	09-12001	532
White Marsh Phase II Associates	09-12002	532

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2010
		(In thousands)
Parke West, LLC	09-12003	132
GGP-Newpark L.L.C.	09-12004	—
Elk Grove Town Center, L.P.	09-12005	1,592
Baltimore Center Associates Limited Partnership	09-12006	1,203
Baltimore Center Garage Limited Partnership	09-12007	316
Century Plaza L.L.C.	09-12008	56
Harbor Place Associates Limited Partnership	09-12009	758
Price Development Company, Limited Partnership	09-12010	146
Rouse-Phoenix Theatre Limited Partnership	09-12011	4
Rouse-Arizona Retail Center Limited Partnership	09-12012	324
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	425
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	12
GGP-Mall of Louisiana, L.P.	09-12018	2,294
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	31
Parkside Limited Partnership	09-12021	99
Park Square Limited Partnership	09-12022	60
Rouse SI Shopping Center, LLC	09-12023	2,991
Augusta Mall, LLC	09-12024	1,463
Burlington Town Center LLC, The	09-12025	556
Fashion Show Mall LLC	09-12026	4,806
GGP Ala Moana L.L.C.	09-12027	19,085
GGP Jordan Creek L.L.C.	09-12028	1,402
GGP Village at Jordan Creek L.L.C.	09-12029	35
GGP-Four Seasons L.L.C.	09-12030	1,241
Lincolnshire Commons, LLC	09-12031	398
Phase II Mall Subsidiary, LLC	09-12032	2,398
St. Cloud Mall L.L.C.	09-12033	657
Valley Hills Mall L.L.C.	09-12034	598
GGP Holding, Inc.	09-12035	213
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	74
10190 Covington Cross, LLC	09-12041	111
1120/1140 Town Center Drive, LLC	09-12042	166
1160/1180 Town Center Drive, LLC	09-12043	193
1201-1281 Town Center Drive, LLC	09-12044	83

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2010
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	45
1451 Center Crossing Drive, LLC	09-12047	48
1551 Hillshire Drive, LLC	09-12048	173
1635 Village Centre Circle, LLC	09-12049	45
1645 Village Center Circle, LLC	09-12050	48
9901-9921 Covington Cross, LLC	09-12051	43
9950-9980 Covington Cross, LLC	09-12052	41
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	395
Arizona Center Parking, LLC	09-12055	79
Augusta Mall Anchor Acquisition, LLC	09-12056	10
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	856
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	131
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,814
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	174
Boise Mall, LLC	09-12071	555
Boise Town Square Anchor Acquisition, LLC	09-12072	4
Boise Towne Plaza L.L.C.	09-12073	115
Boulevard Associates	09-12074	1,294
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	99
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	1,659
Chapel Hills Mall L.L.C.	09-12082	224
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2010
		(In thousands)
Chula Vista Center, LLC	09-12085	171
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	976
Colony Square Mall L.L.C.	09-12088	131
Columbia Mall L.L.C.	09-12089	917
Coronado Center L.L.C.	09-12090	1,465
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	999
Country Hills Plaza, LLC	09-12093	48
Deerbrook Mall, LLC	09-12094	893
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	210
Eastridge Shopping Center L.L.C.	09-12098	1,441
Eden Prairie Anchor Building L.L.C.	09-12099	1
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	947
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	1,734
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	144
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,161
Fashion Place, LLC	09-12109	1,689
Fashion Place Anchor Acquisition, LLC	09-12110	5
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,598
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	97
Gateway Overlook Business Trust	09-12117	1,339
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	48
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2010
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	753
GGP Knollwood Mall, LP	09-12128	393
GGP Natick Residence LLC	09-12129	172
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	95
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	1,252
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	192
GGP-Glenbrook L.L.C.	09-12138	1,263
GGP-Glenbrook Holding L.L.C.	09-12139	2
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	2,461
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	368
GGP-Newgate Mall, LLC	09-12148	388
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,790
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	79
GGP-Tucson Mall L.L.C.	09-12155	1,220
GGP-UC L.L.C.	09-12156	95
Grand Canal Shops II, LLC	09-12157	4,117
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2010
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	138
Hocker Oxmoor, LLC	09-12166	717
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	97
Howard Hughes Corporation, The	09-12169	1,412
Howard Hughes Properties, Inc.	09-12170	1,454
Howard Hughes Properties, Limited Partnership	09-12171	33
Howard Hughes Properties IV, LLC	09-12172	49
Howard Hughes Properties V, LLC	09-12173	54
HRD Parking, Inc.	09-12174	9
HRD Remainder, Inc.	09-12175	—
Hulen Mall, LLC	09-12176	1,021
Hughes Corporation, The	09-12177	2
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	2,658
Lakeview Square Limited Partnership	09-12183	777
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	232
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,806
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	11
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	121
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	182
Mayfair Mall, LLC	09-12198	1,053
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	1,199
Natick Retail, LLC	09-12202	1
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2010
		(In thousands)
North Plains Mall, LLC	09-12205	19
North Star Anchor Acquisition, LLC	09-12206	257
North Star Mall, LLC	09-12207	1,880
North Town Mall, LLC	09-12208	498
Northgate Mall L.L.C.	09-12209	93
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	203
Oglethorpe Mall L.L.C.	09-12212	1,039
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	362
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,375
PDC Community Centers L.L.C.	09-12220	399
PDC-Eastridge Mall L.L.C.	09-12221	353
PDC-Red Cliffs Mall L.L.C.	09-12222	266
Peachtree Mall L.L.C.	09-12223	701
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	140
Pierre Bossier Mall, LLC	09-12226	167
Pine Ridge Mall L.L.C.	09-12227	244
Pioneer Office Limited Partnership	09-12228	1,323
Pioneer Place Limited Partnership	09-12229	307
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	422
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	—
Ridgedale Center, LLC	09-12237	1,382
Rio West L.L.C.	09-12238	96
River Falls Mall, LLC	09-12239	43
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	805
Rogue Valley Mall L.L.C.	09-12242	863
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2010
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	3,121
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	1
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	248
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	147
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	1,012
Saint Louis Galleria L.L.C.	09-12266	2,202
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	2,030
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	73
Sikes Senter, LLC	09-12270	564
Silver Lake Mall, LLC	09-12271	56
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	484
Southlake Mall L.L.C.	09-12274	978
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	255
Spring Hill Mall L.L.C.	09-12279	1,272
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,549
Summerlin Centre, LLC	09-12284	1,629

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2010
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	256
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	2,348
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	685
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	103
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	1,970
U.K.-American Properties, Inc.	09-12298	1,657
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	250
VCK Business Trust	09-12301	524
Victoria Ward Center L.L.C.	09-12302	119
Victoria Ward Entertainment Center L.L.C.	09-12303	150
Victoria Ward, Limited	09-12304	4,529
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	73
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	65
Visalia Mall, L.P.	09-12309	381
Vista Ridge Mall, LLC	09-12310	1,126
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	126
Ward Plaza-Warehouse, LLC	09-12313	222
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	657
Westwood Mall, LLC	09-12316	97
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	69
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	2,296
Woodbridge Center Property, LLC	09-12322	1,859
Woodlands Mall Associates, LLC, The	09-12323	1,830
10000 Covington Cross, LLC	09-12324	20

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	August 31, 2010
		(In thousands)
10 CCC Business Trust	09-12457	107
20 CCC Business Trust	09-12458	127
30 CCC Business Trust	09-12459	58
Capital Mall L.L.C.	09-12462	274
GGP-Columbiana Trust	09-12464	180
GGP-Gateway Mall L.L.C.	09-12467	535
Grand Traverse Mall Partners, LP	09-12469	232
Greenwood Mall L.L.C.	09-12471	684
Kalamazoo Mall L.L.C.	09-12472	560
Lancaster Trust	09-12473	4,324
Mondawmin Business Trust	09-12474	757
Running Brook Business Trust	09-12475	—
Town Center East Business Trust	09-12476	48
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$215,205

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	August 31, 2010
	(In thousands)
Current	$(38,942)	*
31 - 60 days	1,365
61 - 90 days	6,795
91 - 120 days	2,104
Over 120 days	41,349

Gross Amount	$12,671

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	Month Ended August 31	August 31 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	4/1/2015	7.88%	$21,248	$140
1160/80 Town Center	1/13/2017	6.99%	8,091	47
Ala Moana A1	6/30/2018	5.60%	1,174,477	5,666
Ala Moana A2	6/30/2018	5.52%	296,756	1,411
Augusta Mall	11/10/2017	5.49%	173,520	820
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	14,266	72
Bay City	12/2/2013	5.30%	23,502	107
Bayshore	8/31/2016	7.13%	30,219	180
Beachwood Place	10/7/2017	5.60%	235,238	1,134
Bellis Fair	2/14/2018	7.34%	58,986	361
Boise Towne Plaza	7/9/2015	4.70%	10,604	43
Boise Towne Square	8/11/2017	6.64%	68,910	394
Brass Mill	4/10/2016	4.55%	118,543	464
Burlington	7/1/2015	5.03%	25,759	112
Burlington 2 (*)	7/1/2010	6.30%	5,500	30
Capital	10/1/2014	7.28%	19,829	124
Chapel Hills	10/11/2010	5.04%	112,925	490
Chico Mall	2/11/2009	4.74%	55,446	226
Collin Creek Mall	7/9/2016	6.78%	65,370	381
Columbia Mall (MO)	5/3/2017	6.05%	89,399	466
Coronado	12/6/2016	5.08%	164,752	720
Corporate Pointe 2 (10650 W. Charleston)	3/12/2016	6.83%	4,427	26
Corporate Pointe 3 (10750 W. Charleston)	3/12/2016	6.83%	4,427	26
Country Hills	6/1/2016	6.04%	13,273	69
Crossroads Center (MN)	1/30/2014	4.73%	82,038	334
Deerbrook	1/1/2014	3.46%	70,124	209
Eagle Ridge	10/12/2015	5.41%	46,726	217
Eastridge (CA) Note A	8/31/2017	5.92%	132,584	675
Eastridge (CA) Note B	8/31/2017	5.32%	36,218	166
Eastridge (WY )	12/4/2016	5.08%	38,191	167
Eden Prairie	9/30/2014	4.67%	77,612	312
Fallbrook	1/3/2018	6.14%	84,443	446
Faneuil Hall	9/30/2016	5.57%	92,175	442
Fashion Place	4/5/2014	5.30%	141,230	645
Four Seasons	6/11/2017	5.60%	96,798	467
Fox River	9/3/2016	5.96%	193,053	991
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	6/1/2014	7.89%	63,229	434
Gateway	10/1/2014	7.28%	38,861	244
Gateway Overlook	8/30/2016	5.78%	54,612	272
Glenbrook	12/30/2016	4.91%	172,893	732
Grand Canal Shoppes	5/1/2014	4.78%	383,136	1,577
Grand Traverse	10/1/2012	5.02%	83,282	360
Greenwood	10/1/2014	7.28%	43,630	274
Harborplace	4/5/2016	5.79%	49,603	247
Homart I (*)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	6/7/2015	5.03%	110,194	477
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	463
Jordan Creek	3/2/2014	4.57%	180,644	710
JP Comm Jr. Gateway Crossing	1/7/2014	4.70%	14,791	60
JP Comm Jr. Univ. Crossing	1/7/2014	4.70%	11,043	45
JP Comm Sr. Austin Bluffs	1/1/2014	4.40%	2,187	8
JP Comm Sr. Division Crossing	1/1/2014	4.40%	5,041	19
JP Comm Sr. Fort Union	1/1/2014	4.40%	2,631	10
JP Comm Sr. Halsey Crossing	1/1/2014	4.40%	2,467	9
JP Comm Sr. Orem Plaza Center St	1/1/2014	4.40%	2,352	9
JP Comm Sr. Orem Plaza State St	1/1/2014	4.40%	1,456	6
JP Comm Sr. Riverpointe Plaza	1/1/2014	4.40%	3,643	14
JP Comm Sr. Riverside Plaza	1/1/2014	4.40%	5,214	20
JP Comm Sr. Woodlands Village	1/1/2014	4.40%	6,661	25
Knollwood	10/10/2017	5.35%	39,051	180
Lakeside Mall	6/1/2016	4.28%	175,201	646
Lakeview Square	3/1/2016	5.81%	40,512	203
Lansing I	1/1/2014	9.35%	22,574	179
Lincolnshire Commons	9/30/2016	5.98%	27,810	143
Lynnhaven	7/6/2015	5.05%	231,317	1,006
Maine	12/10/2016	4.84%	210,894	878
Mall of Louisiana Mezz (*)	9/30/2017	6.40%	59,903	330

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	Month Ended August 31	August 31 (b)
			(Dollars in thousands)
Mall of Louisiana Note A	9/30/2017	5.46%	116,297	547
Mall of Louisiana Note B	9/30/2017	5.92%	53,453	272
Mall St Matthews Ltd Partnership	1/1/2014	4.81%	140,830	583
Mall St Vincent	7/7/2014	6.30%	49,000	266
Market Place	5/3/2017	6.05%	105,292	548
Moreno Valley	9/11/2013	5.96%	85,990	441
Newgate	4/1/2014	4.84%	39,845	166
Newpark	8/2/2014	7.45%	66,654	428
North Point	2/29/2016	5.48%	211,131	997
North Star	1/4/2015	4.43%	226,148	863
Northgate	9/1/2016	5.88%	44,172	224
Northridge Fashion	12/30/2014	7.24%	123,197	743
Oglethorpe	7/2/2015	4.89%	137,898	581
Oviedo	5/7/2012	5.12%	50,813	223
Oxmoor	12/2/2016	6.85%	55,762	329
Park City Note A	4/1/2014	4.74%	116,619	476
Park City Note B	4/1/2014	7.10%	28,653	175
Park Place	1/11/2015	5.15%	171,993	763
Peachtree	6/1/2015	5.08%	87,444	383
Pecanland	1/1/2014	4.28%	55,382	204
Piedmont	9/6/2016	5.98%	33,280	171
Pine Ridge	12/4/2016	5.08%	25,749	113
Prince Kuhio	1/1/2014	3.45%	36,486	108
Providence Place 2	3/11/2015	5.03%	247,353	1,070
Providence Place 3 (*)	3/11/2015	5.12%	52,081	230
Providence Place 4 (*)	3/11/2015	5.93%	34,197	175
Providence Place Pilot A1	7/1/2016	7.75%	20,863	135
Providence Place Pilot A2	6/30/2028	7.75%	24,011	155
Red Cliffs	12/4/2016	5.08%	24,473	107
Regency Square	7/1/2015	3.59%	90,573	280
Ridgedale	9/30/2016	4.86%	173,714	727
River Hills	1/3/2018	6.14%	79,476	420
RiverTown Junior Loan (*)	12/30/2014	8.36%	15,473	108
RiverTown Senior Loan	12/30/2014	7.29%	99,538	605
Rogue Valley	7/1/2014	7.85%	25,790	174
Sikes Senter	6/1/2017	5.20%	59,941	268
Sooner Fashion	1/3/2018	6.14%	59,607	315
Southlake	12/1/2019	6.44%	99,385	551
Southland	1/1/2014	3.62%	78,489	245
Southland (RSE)	3/5/2010	4.97%	106,089	454
St. Louis Galleria	1/3/2017	4.86%	231,537	968
Staten Island 1	10/1/2015	5.09%	84,504	365
Staten Island 2	10/1/2015	8.15%	67,757	469
Staten Island 3	10/1/2015	5.61%	124,324	581
Steeplegate Note A	8/1/2014	4.75%	61,627	252
Steeplegate Note B	8/1/2014	5.78%	14,238	71
Stonestown Note A	9/1/2017	5.85%	155,008	781
Stonestown Note B	9/1/2017	5.65%	59,762	291
The Boulevard	7/1/2018	4.27%	104,291	384
The Crossroads (MI)	1/1/2014	7.40%	38,741	247
The Woodlands Note A	6/12/2016	5.91%	183,568	935
The Woodlands Note B	6/12/2016	5.91%	54,574	278
Three Rivers	12/4/2016	5.08%	20,964	92
Town East	1/1/2014	3.46%	101,666	303
Tucson Mall	1/1/2014	4.26%	113,626	417
Tucson Mall — Hyper Am	1/1/2014	4.26%	3,890	14
Tysons Galleria — Note A	9/11/2017	5.69%	221,686	1,085
Tysons Galleria — Note B	9/11/2017	6.00%	31,261	162
Valley Hills	3/4/2016	4.73%	55,279	225
Valley Plaza	1/10/2016	3.90%	92,143	309
Victoria Ward (Village/Industrial/Gateway)	9/30/2016	5.61%	87,771	424
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,468	326
Village of Cross Keys	1/1/2014	7.04%	9,336	55
Visalia	1/1/2014	3.78%	39,632	129
Vista Ridge	4/10/2016	6.87%	78,164	447
Ward Centre & Ward Entertainment	1/1/2014	4.33%	56,659	211
Washington Park	3/31/2016	5.35%	11,799	54
West Valley	1/1/2014	3.43%	53,669	159
White Marsh	9/1/2017	5.62%	185,990	871

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

					Interest Expense
			Total Debt Balance		Month Ended
Property	Maturity Date	Rate (a)	Month Ended August 31		August 31 (b)
			(Dollars in thousands)
Willowbrook Mall	6/30/2016	6.82%	154,766		909
Woodbridge Corporation	6/1/2014	4.24%	202,018		738
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000		1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			16,187,178		74,174

Secured Asset Loans:
Bank Note — Animas Valley	7/11/2016	3.56%	44,759		137
Bank Note — Birchwood Mall	7/11/2016	3.56%	48,336		148
Bank Note — Cache Valley	7/11/2016	3.56%	29,484		90
Bank Note — Colony Square	7/11/2016	3.56%	29,061		89
Bank Note — Columbiana	7/11/2016	3.56%	106,923		327
Bank Note — Fallen Timbers	7/11/2016	3.56%	48,405		148
Bank Note — Foothills	7/11/2016	3.56%	39,845		122
Bank Note — Grand Teton	7/11/2016	3.56%	52,260		160
Bank Note — Mall at Sierra Vista	7/11/2016	3.56%	24,037		74
Bank Note — Mall of the Bluffs	7/11/2016	3.56%	26,688		82
Bank Note — Mayfair	7/11/2016	3.56%	306,004		937
Bank Note — Mondawmin	7/11/2016	3.56%	74,739		229
Bank Note — North Plains	7/11/2016	3.56%	13,556		41
Bank Note — North Town Mall	7/11/2016	3.56%	92,260		282
Bank Note — Oakwood	7/11/2016	3.56%	84,047		257
Bank Note — Owings Mills	7/11/2016	3.56%	24,954		76
Bank Note — Pierre Bossiere	7/11/2016	3.56%	42,686		131
Bank Note — Pioneer Place	7/11/2016	3.56%	162,540		498
Bank Note — Salem Center	7/11/2016	3.56%	38,542		118
Bank Note — Silver Lake Mall	7/11/2016	3.56%	13,471		41
Bank Note — Southwest Plaza	7/11/2016	3.56%	109,575		335
Bank Note — Spring Hill	7/11/2016	3.56%	54,194		166
Bank Note — Westwood Mall	7/11/2016	3.56%	27,832		85
Bank Note — White Mountain	7/11/2016	3.56%	10,914		33
Fashion Show	5/5/2017	3.31%	642,640		1,829
Oakwood Center	6/1/2014	3.56%	95,000		291
Palazzo	5/5/2017	3.31%	248,356		707
Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,650
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.56%	590,000		790
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.56%	1,987,500		2,661
TRUPS (*)(d)	4/30/2036	1.92%	206,200		342

Variable Rate Debt			5,674,808		15,876

Total Debt — All Debtors			$21,861,986	(e)	$90,050

(a)	Reflects the variable contract rate as of August 31, 2010

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan refinanced in July 2010.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangeable Debt, adjustments related to emergence from bankruptcy and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

			Expense	Cash Paid
	Period Expense	Cash Paid	CumulativePost-Petition	Cumulative Post-Petition
	Month Ended	Month Ended	Period Ended	Period Ended
Name	August 31, 2010	August 31, 2010	August 31, 2010	August 31, 2010
	(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$406	$464	$15,162	$11,132
AlixPartners, LLP	1,498	3,164	24,687	16,681
Assessment Technologies	—	35	29	60
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	—	187	2,012	1,465
Calvo & Clark LLP	—	—	—	—
Cantor Fitzgerald	345	396	1,375	396
Cushman & Wakefield	257	887	3,799	2,549
Deloitte & Touche LLP	328	—	6,168	3,219
Deloitte Tax LLP	52	—	930	464
Epiq Solutions	—	—	18	15
Ernst & Young LLP	66	37	1,221	808
FTI Consulting	—	40	3,484	2,541
Grant Thornton	—	1	26	17
Halperin Battaglia Raicht LLP	30	19	269	187
Hewitt Associates	—	78	586	78
Houlihan Lokey	1,043	225	14,108	3,066
Hughes Hubbard & Reed LLP	—	36	382	201
Jenner & Block	—	14	1,702	1,235
Kirkland & Ellis LLP (1)	—	—	27,894	19,272
KPMG LLP	—	—	70	60
Kurtzman Carson Consultants LLC	650	116	5,704	4,938
Miller Buckfire & Co LLC (1)	1,645	289	21,782	6,515
PricewaterhouseCoopers	20	62	329	205
Saul Ewing LLP	339	293	3,999	2,400
Silverstein & Pomerantz LLP	—	—	—	—
UBS Securities	2,824	—	14,592	—
Weil, Gotshal & Manges LLP (1)	3,478	2,757	49,252	30,377
Weitzman Group	—	71	134	71

Total	$12,981	$9,171	$199,714	$107,952

Professional Fees Summary (See Note 7)
Restructuring costs	$12,129	$8,511	$184,563	$100,135
General & administrative	800	1	12,626	3,176
Other(2)	52	659	2,525	4,641

Total	$12,981	$9,171	$199,714	$107,952

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $4.0 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire, Kirkland & Ellis, and Weil to GGP of $1.3 million, $0.6 million, and $0.6 million from each Firm, respectively, is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED AUGUST 31, 2010

		Date and Transaction
Debtor	Property	Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit #447 Natick, MA	Condominium Unit Sale 8/10/10	Blanca Alvarez and Marcella Behman	$285
GGP Natick Residence LLC	Condominium Unit #821 Natick, MA	Condominium Unit Sale 8/13/10	Elizabeth Packer	$405
GGP Natick Residence LLC	Condominium Unit #731 Natick, MA	Condominium Unit Sale 8/24/10	Daniel Colwell and Moacyr Santizo	$390
GGP Natick Residence LLC	Condominium Unit - 2, Village Rock, Lane 4, Natick, MA	Condominium Unit Sale 8/25/10	Mona LaLanne	$135
GGP Natick Residence LLC	Condominium Unit #908 Natick, MA	Condominium Unit Sale 8/3/10	Jiznxin Wang and Suyun Ding	$365
GGP Natick Residence LLC	Condominium Unit #207 Natick, MA	Condominium Unit Sale 8/30/10	Chia-Wen Liang	$355
GGP Natick Residence LLC	Condominium Unit #721 Natick, MA	Condominium Unit Sale 8/31/10	Parag Patel	$402
GGP Natick Residence LLC	Condominium Unit #641 Natick, MA	Condominium Unit Sale 8/31/10	Daraga Tanchookiat	$508
GGP Natick Residence LLC	Condominium Unit #805 Natick, MA	Condominium Unit Sale 8/31/10	Aris Pappas	$491
Summerlin	Village 18, Azure at the Ridges	Custom Lot 32 (Closed) 8/9/10	Panek Trust	$499
Summerlin	Village 18, Azure at the Ridges	Custom Lot 32 (Closed) 8/9/10	Panek Trust	$499
Victoria Ward, Limited	Ward Village Shops	7/28/10 — Right of Entry for construction of intersection improvements. Includes agreement to convey area of intersection improvements (750 square feet) when Land Court process required for conveyance has been completed	Hawaii Community Development Authority	None

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: August 31, 2010
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X (3)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $4.8 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $72.2 million.

(3)	As previously described in Note 6 of the May 2009 MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009. On July 23, 2010, GGP, pursuant to an authorizing order from the Bankruptcy Court, entered into the New DIP Facility to refinance the DIP Term Loan.